UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2006

THE COOPER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8597	94-2657368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588

(Address of principal executive offices)

(925) 460-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	Other Events

On November 21, 2006, CooperVision, Inc., the contact lens unit of The Cooper Companies, Inc., filed suit in federal district court in the Eastern District of Texas, alleging that CIBA Vision’s O2Optix™ toric contact lenses infringe United States Patent Nos. 7,134,753 and 7,133,174, all of which are assigned to CooperVision. CooperVision is asserting patents that relate to novel designs for certain types of contact lenses, including certain types of toric lenses used to treat astigmatism, the blurring of vision due to an irregularity in the shape of the cornea. CooperVision previously filed suit alleging that CIBA Vision’s O2Optix™ contact lenses infringed certain other patents. This earlier filed suit is also pending in federal district court in the Eastern District of Texas.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Cooper Companies, Inc.

By:	/s/ Carol R. Kaufman
Carol R. Kaufman Senior Vice President of Legal Affairs, Secretary and Chief Administrative Officer

Dated: November 21, 2006